                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant  [ ]
Filed by a Party other than the Registrant  [X]

Check the appropriate box:

[X] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[ ] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                           BANKGESELLSCHAFT BERLIN AG
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

    (5)  Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount previously paid:

         -----------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

    (3)  Filing Party:

         -----------------------------------------------------------------------

    (4)  Date Filed:

         -----------------------------------------------------------------------

                           Bankgesellschaft Berlin AG
                                Alexanderplatz 2
                                 D-10178 Berlin
                                     Germany


Dear Fellow Shareholder of The France Growth Fund, Inc. (the "Fund"):

Bankgesellschaft Berlin AG (the "Soliciting Shareholder") is seeking your support in electing our two nominees to the Board of Directors of the Fund at the Annual Meeting of Shareholders of the Fund scheduled for April 26, 2000. Currently, there are no members of the Board of Directors who were nominated by any shareholder of the Fund. We believe that shareholder interests would be best served if nominees representing shareholders were members of the Board of Directors. The Soliciting Shareholder believes that a Board of Directors which is composed at least partly of nominees of a shareholder, as opposed to a Board composed entirely of members nominated by the Fund, will more aggressively pursue measures intended to enhance shareholder value.

The Soliciting Shareholder is one of the largest beneficial owners of shares of the Fund. As of the date of the date of this Proxy Statement, we hold approximately 16.76% of the Fund's outstanding shares of Common Stock. If elected, our nominees will constitute two of the eleven members of the Board, and the percentage of the Board represented by our nominees would thus be roughly equal to the percentage of the outstanding shares owned by us.

Our two nominees, Gregory L. Melville and Moritz A. Sell, are qualified to serve on the Board of Directors of the Fund, having previously served as members of the Board of Directors of another closed-end mutual fund which was a country fund. Shareholders should be aware that, even if our nominees are elected to the Board of Directors of the Fund, they will constitute only two of the eleven members of the Board and they may not be able to persuade other members of the Board to take any actions that they propose.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED [BLUE] PROXY IN THE POSTAGE-PREPAID ENVELOPE WHICH HAS BEEN PROVIDED. It is important that you not return any proxy card sent to you by the Fund if you wish to support the Soliciting Shareholder's nominees. If you have returned the [WHITE] proxy card sent to you by the Fund, you have the right to revoke that proxy and vote for our nominees by signing, dating and mailing a later dated [BLUE] proxy card in the envelope provided. You may vote for all proposals contained in management's [WHITE] proxy card by using our [BLUE] proxy card, as explained below. If you have any questions, please contact ______________ [NAME] at _______________ [PHONE NUMBER].

                                    IMPORTANT

There are four matters scheduled to be voted upon at the Annual Meeting (the election of four directors, the ratification of independent auditors of the Fund for the current fiscal year, a shareholder proposal recommending the Board of Directors expedite the process to ensure that shares of the Fund can trade at net asset value daily and a shareholder proposal recommending that the Board of Directors promptly conduct a tender offer for at least 5% of the outstanding shares of the Fund at or close to net asset value). All of the proposals scheduled to be voted upon at the Annual Meeting are included in our [BLUE] proxy card. If you wish to vote for the Soliciting Shareholder's nominees, you may do so by completing and returning a [BLUE] proxy card. The Soliciting Shareholder makes no recommendation as to how to vote on the proposals scheduled to be voted upon at the Annual Meeting, other than the election of directors. [BLUE] proxy card which is returned to the Soliciting Shareholder will be voted as the shareholder indicates thereon. If a [BLUE] proxy card is returned without a vote indicated thereon, the shares represented thereby will be voted FOR the election of the Soliciting Shareholder's nominees and will ABSTAIN with respect to the vote on the ratification of independent auditors and the two shareholder proposals. An abstention on the vote to ratify the independent auditor of the Fund and the two shareholder proposals will have no effect on the result of these votes.

                                            Sincerely yours,


                                            Bankgesellschaft Berlin AG

                        PROXY STATEMENT IN OPPOSITION TO

                  THE SOLICITATION BY THE BOARD OF DIRECTORS OF
                          THE FRANCE GROWTH FUND, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                          To be held on April 26, 2000

To Our Fellow Shareholders:

This Proxy Statement and the enclosed [BLUE] proxy card are being furnished to holders of record on February 4, 2000 (the "Record Date") of shares of common stock (the "Common Stock"), of The France Growth Fund, Inc., a Maryland corporation (the "Fund"), by Bankgesellschaft Berlin AG, a German banking organization (the "Soliciting Shareholder"), in connection with the solicitation of proxies by the Soliciting Shareholder for use at the Annual Meeting of shareholders of the Fund (the "Annual Meeting") to be held on Wednesday, April 26, 2000, at 2:00 p.m., New York City time, and any and all adjournments or postponements thereof. The Annual Meeting will be held at the offices of PaineWebber, Inc., 14th Floor Board Room, 1285 Avenue of the Americas, New York, New York 10019. This Proxy Statement and the accompanying [BLUE] proxy card are first being sent to shareholders of the Fund on or about ___________, 2000.

At the Annual Meeting, shareholders will be asked to: (i) elect four directors of the Fund, (ii) ratify the independent auditors of the Fund, (iii) consider and act upon a shareholder proposal recommending that the Board of Directors of the Fund expedite the process to ensure that Fund shares can trade at net asset value daily, (iv) to consider and vote upon a stockholder proposal recommending that the Board of Directors of the Fund promptly conduct a tender offer for at least 5% of the outstanding shares of the Fund at or close to net asset value and (v) consider and act upon any other business that may properly come before the meeting or any related adjourned meeting.

The Soliciting Shareholder is soliciting your proxy in support of the election of its two nominees to the Board of Directors of the Fund (the "Board"). The Soliciting Shareholder believes that in order to enhance shareholder value it is imperative that the interests of the Board of Directors be aligned with the shareholders, and not with the management of the Fund or its investment advisor. The Soliciting Shareholder is one of the largest shareholders of the Fund and believes that all shareholders would benefit by having shareholder interests represented on the Board of Directors.

All of the proposals scheduled to be voted upon at the Annual Meeting are included in the Soliciting Shareholder's [BLUE] proxy card. If you wish to vote for the Soliciting Shareholder's nominees, you may do so by completing and returning a [BLUE] proxy card. The Soliciting Shareholder makes no recommendation as to how to vote on the other proposals scheduled to be voted upon at the Annual Meeting, other than the election of directors. A [BLUE] proxy card which is returned to the Soliciting Shareholder will be voted as the shareholder indicates thereon. If a [BLUE] proxy card is returned without a vote indicated thereon, the shares represented thereby will be voted FOR the election of the Soliciting Shareholder's nominees and will ABSTAIN with respect to the vote on the ratification of independent auditors and the two shareholder proposals. An abstention on the vote to ratify the independent auditor of the Fund and the two shareholder proposals will have no effect on the result of these votes.

In accordance with Rule 14a-4 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, discretionary authority is provided in the proxy sought hereby as to other business as may properly come before the meeting of which the Soliciting Shareholder is not aware as of the date of this Proxy Statement and matters incident to the conduct of the Annual Meeting.

The Fund currently has a total of eleven directors, divided into three classes. There are four Class I directors, whose terms expire in 2001, three Class II directors, whose terms expire in 2002, and four

Class III directors, who will be elected at the Annual Meeting for terms expiring in 2003. The Soliciting Shareholder proposes Moritz A. Sell and Gregory
L. Melville as Class III directors to be elected at the Annual Meeting. In order that shareholders of the Fund may use our [BLUE] proxy card to vote for a full slate of directors, our proxy card also includes the names of two nominees of the Fund, Thomas C. Barry and Walter J.P. Curley. [BLUE] proxy cards which are properly signed, dated and returned will be voted for these four directors.

VOTING, QUORUM

Only shareholders of record on the Record Date will be entitled to vote at the Annual Meeting. According to the proxy statement distributed by the Board of Directors in connection with the Annual Meeting (the "Fund Proxy Statement"), there were 15,280,000 shares of Common Stock issued and outstanding on February 4, 2000. Holders of record on the Record Date will be entitled to cast one vote on each matter for each share of Common Stock held by them. Shares of Common Stock do not have cumulative voting rights. Directors of the Fund are elected by a plurality of the votes cast, with a quorum present. The vote on the ratification of the independent auditor and each of the two proposals requires the affirmative vote of a majority of the shares voting on the matter, with a quorum present.

At least 33% of the issued and outstanding shares of Common Stock must be present, in person or by proxy, in order to constitute a quorum for the transaction of business at the Annual Meeting.

The shares as to which broker-dealers have declined to vote ("broker non-votes") and the shares as to which proxies are returned to the Fund or the Soliciting Shareholder by stockholders of record but which are marked "abstain" on any item will be included in the tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of directors, the ratification of the selection of independent accountants or the two shareholder proposals, although they will be counted toward the presence of a quorum.

REVOCATION OF PROXIES

Any proxy given in connection with the Annual Meeting (whether given to the Fund or to the Soliciting Shareholder) may be revoked at any time prior to the voting thereof at the Annual Meeting by delivering a written revocation of his or her proxy to the Secretary of the Fund or with the presiding officer at the Annual Meeting, by executing and delivering a later dated proxy to the Soliciting Shareholder or the Fund or their solicitation agents, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself revoke a proxy.

There is no limit on the number of times that a shareholder may revoke his or her proxy prior to the Annual Meeting. Only the latest dated, properly signed proxy card will be counted.

IF YOU HAVE ALREADY SENT A [WHITE] PROXY CARD TO THE BOARD OF DIRECTORS OF THE FUND, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE NOMINEES OF THE SOLICITING SHAREHOLDER BY SIGNING, DATING AND MAILING THE ENCLOSED [BLUE] PROXY CARD IN THE ENVELOPE PROVIDED.

THE [BLUE] PROXY CARD CONTAINS ALL OF THE PROPOSALS SCHEDULED TO BE VOTED UPON AT THE ANNUAL MEETING. IF YOU WISH TO VOTE FOR THE SOLICITING SHAREHOLDER'S NOMINEES, YOU MAY DO SO BY COMPLETING AND RETURNING A [BLUE] PROXY CARD. THE SOLICITING SHAREHOLDER MAKES NO RECOMMENDATION AS TO HOW TO VOTE ON THE PROPOSALS SCHEDULED TO BE VOTED UPON AT THE ANNUAL MEETING, OTHER THAN THE ELECTION OF DIRECTORS. A [BLUE] PROXY CARD WHICH IS RETURNED TO THE SOLICITING SHAREHOLDER OR ITS AGENT WILL BE VOTED AS THE SHAREHOLDER INDICATES THEREON. IF A [BLUE] PROXY CARD IS RETURNED WITHOUT A VOTE INDICATED THEREON, THE SHARES REPRESENTED THEREBY WILL BE VOTED FOR THE

ELECTION OF THE SOLICITING SHAREHOLDER'S NOMINEES AND WILL ABSTAIN WITH RESPECT TO THE VOTE ON THE RATIFICATION OF THE INDEPENDENT AUDITOR AND THE TWO SHAREHOLDER PROPOSALS. AN ABSTENTION ON THE VOTE TO RATIFY THE INDEPENDENT AUDITOR OF THE FUND AND THE TWO SHAREHOLDER PROPOSALS WILL HAVE NO EFFECT ON THE RESULT OF THESE VOTES.

                          REASONS FOR THE SOLICITATION

Currently, there are no members of the Board of Directors who were nominated by any shareholder of the Fund. The Soliciting Shareholder believes that shareholder interests would be best served if nominees representing shareholders were members of the Board of Directors. The Soliciting Shareholder believes that a Board of Directors which is composed at least partly of nominees of a shareholder, as opposed to a Board composed entirely of members nominated by the Fund, will more aggressively pursue measures intended to enhance shareholder value.

The Soliciting Shareholder believes that in order to enhance shareholder value it is imperative that the interests of the Board of Directors be aligned with the shareholders, and not with the management of the Fund or its investment advisor. The Soliciting Shareholder is one the largest shareholders of the Fund and believes that all shareholders would benefit by having shareholder interests represented on the Board of Directors.

The Soliciting Shareholder recognizes that the Fund has taken certain steps to reduce the discount to net asset value ("NAV") at which the shares of the Fund trade. For example, the Fund has announced a policy of purchasing its shares (at the prevailing discount level) in the open market. If the shares purchased are cancelled by the Fund, there will be an immediate accretive effect on NAV. However, the Soliciting Shareholder believes that the Board of Directors has not pursued open-market purchases as aggressively as it should, given the level of shareholder discontent with the discount from NAV at which the shares of the Fund trade.

Our two nominees, Gregory L. Melville and Moritz A. Sell, are qualified to serve on the Board of Directors of the Fund, having previously served as members of the Board of Directors of another closed-end mutual fund which was a country fund. In addition, Mr. Melville has extensive experience in risk management and trading in international equities and Mr. Sell has significant experience in international securities as both a trader and an analyst. As the Fund invests primarily in the securities of France, their professional experience would prove to be an asset to the Fund.

In order that shareholders of the Fund may use our [BLUE] proxy card to vote for a full slate of directors, our proxy card also includes the names of two nominees of the Fund, Thomas C. Barry and Walter J.P. Curley. [BLUE] proxy cards which are properly signed, dated and returned will be voted for Messrs. Melville, Sell, Barry and Curley.

               INFORMATION CONCERNING THE SOLICITING SHAREHOLDER

The Soliciting Shareholder is one of the largest beneficial owners of shares of the Fund. As of the date of the date of this Proxy Statement, we hold approximately 16.76% of the Fund's outstanding shares of Common Stock. If elected, our nominees will constitute two of the eleven members of the Board, and the percentage of the Board represented by our nominees would thus be roughly equal to the percentage of the outstanding shares owned by us.

The Soliciting Shareholder is one of the largest banking organizations in Germany, with over 195 billion Euros in assets as of September 30, 1999 (equivalent to approximately US$189 billion at prevailing exchange rates of one Euro equaling US$.97). The principal executive offices of the Soliciting Shareholder are located at Alexanderplatz 2, D-10178 Berlin, Germany. As of the date of this Proxy Statement, the Soliciting Shareholder owns 2,561,000 shares of Common Stock, representing approximately 16.76% of the issued and outstanding shares of Common Stock. As of the Record Date for the Annual Meeting, the

Soliciting Shareholder owned 2,409,200 shares of Common Stock, representing approximately 15.77% of the issued and outstanding shares. The Soliciting Shareholder owns shares in a number of other closed-end mutual funds; however, it does not own more than 5% of the outstanding shares of any other closed-end fund. In 1997, The Soliciting Shareholder solicited proxies in opposition to the solicitation of proxies by the management of another closed-end country fund, The Growth Fund of Spain, Inc., in which the Soliciting Shareholder had an equity interest. As a result of this solicitation of proxies, Messrs. Melville and Sell were elected to the Board of Directors of The Growth Fund of Spain, Inc.

From time to time over the past twelve months, the Soliciting Shareholder and the Fund have held discussions regarding the persistent discount from net asset value at which the shares of the Fund have traded and possible methods of reducing the discount. To the knowledge of the Soliciting Shareholder, the Fund has not determined to pursue any of the courses of action discussed by the Soliciting Shareholder and the Fund. From time to time, the Soliciting Shareholder and the Fund have also discussed the possibility of the Fund offering representation on the Board of Directors of the Fund to the Soliciting Shareholder. However, the Soliciting Shareholder and the Fund never reached any agreement as to this matter.

In the fall of 1999, the Soliciting Shareholder submitted a proposal that the Fund convert into an open-end fund, together with a supporting statement, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934. The proposal and supporting statement were intended for inclusion in the proxy statement of the Fund relating to the Annual Meeting. Another shareholder submitted a very similar proposal under Rule 14a-8 for inclusion in the Fund's proxy statement relating to the Annual Meeting. Since the proposals were very similar, the Soliciting Shareholder agreed with the Fund that its proposal would not be included in the Fund's proxy statement, but that its supporting statement would be included. Accordingly, the Soliciting Shareholder's supporting statement is included as Supporting Statement No. 2 under the third proposal included in the Fund's proxy statement.

Exhibit 1 attached hereto sets forth information concerning purchases of shares of Common Stock of the Fund by the Soliciting Shareholder during the last two years. During such period, the Soliciting Shareholder has not sold any shares of the Fund.

Neither the nominees of the Soliciting Shareholder nor any associate of the Soliciting Shareholder have arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party. Notwithstanding the foregoing, it elected, it is anticipated that the Soliciting Shareholder's nominees will be entitled to the fees payable to other non-interested directors of the Fund and be entitled to expense reimbursement to the same extent as other directors of the Fund.

                             CERTAIN CONSIDERATIONS

In considering whether to support the Soliciting Shareholders's nominees, shareholders of the Fund should consider the following.

Although the Soliciting Shareholder is soliciting proxies on a platform of enhancing shareholder value, neither it nor its nominees are committed to any particular method of reducing the discount from NAV at which the shares of the Fund trade, including open-ended. Although the Soliciting Shareholder anticipates that discussions regarding methods of reducing or eliminating the discount will be discussed at future meetings of the Board of Directors, there can be no assurance that the Soliciting Shareholder's nominees, if elected to the Board of Directors, will urge adoption of, or vote in favor of, any proposals which would have the effect of reducing the discount.

In addition, even if the Soliciting Shareholder's nominees are elected to the Board of Directors of the Fund, they will constitute only two of the eleven members of the Board of Directors and there can therefore be no assurance that proposals, if any, put forth by our nominees will be adopted by the entire Board. The Soliciting Shareholder does not anticipate that it will solicit proxies in future election contests involving the Fund, although it reserves the right to do so.

                                  THE NOMINEES

[BLUE] proxy cards which are signed, dated and returned to the Soliciting Shareholder will be voted in favor of the election of Gregory L. Melville, Moritz A. Sell, Thomas C. Barry and Walter J.P. Curley. Messrs. Melville and Sell have furnished the Soliciting Shareholder with the information below concerning their employment history and certain other matters. For information regarding the employment history of Messrs. Barry and Curley, shareholders should consult the Fund's proxy statement.

The Soliciting Shareholder determined to include two nominees of the Fund in its slate of directors because it wants to provide shareholders using the [BLUE] proxy card with the opportunity to vote for a full slate of directors. The Soliciting Shareholder chose Messrs. Barry and Curley as its nominees because, according to the proxy statement of the Fund, they are not now, nor have they been, "interested persons" of the Fund, as such term is defined in the Investment Company Act of 1940. There can be no assurance that Messrs. Barry and Curley will serve on the Board of Directors of the Fund if elected as nominees of the Soliciting Shareholder.

Name                    Age    Present Principal Occupation
----                    ---    ----------------------------

Gregory L. Melville     43     Assistant Director of Bankgesellschaft Berlin AG

Moritz A. Sell          32     Market Strategist at Bankgesellschaft Berlin AG

Both Mr. Melville and Mr. Sell are United States citizens. Neither Mr. Melville nor Mr. Sell owns, beneficially or of record, any shares of Common Stock. The principal business address of Messrs. Melville and Sell is c/o the Soliciting Shareholder, Alexanderplatz 2, D-10178 Berlin, Germany.

The Soliciting Shareholder has agreed to indemnify Messrs. Melville and Sell for liabilities they may incur in connection with this proxy solicitation.

GREGORY L. MELVILLE. Mr. Melville has been an Assistant Director of the Soliciting Shareholder since July 1995. From 1990 until June 1995, Mr. Melville was a Vice President of Salomon Brothers Inc., an investment bank, working at Salomon Brothers AG, a subsidiary in Germany. From 1989 through 1990, Mr. Melville was employed by Devon Systems, a software manufacturer for securities firms, as a consultant to customers of Devon Systems. From 1983 through 1989, Mr. Melville was self-employed in the financial services industry. Mr. Melville served as a finance officer in the United States Army from 1978 through 1983. He received a Bachelor of Science degree from the United States Military Academy at West Point in 1978.

MORITZ A. SELL. Mr. Sell has been a Market Strategist at the Soliciting Shareholder since November 1996. From October 1995 until May 1996, Mr. Sell was an analyst in a consulting capacity at Barclays de Zoete Wedd, an investment bank. From 1990 through 1993, Mr. Sell was a Derivatives Trader at the Canadian Imperial Bank of Commerce and, from 1993 through April 1994, Mr. Sell was a Derivatives Trader at the Canadian Imperial Bank of Commerce and a Vice President of CIBC Inc., a subsidiary of the Canadian Imperial Bank of Commerce. Mr. Sell received a Bachelor of Arts degree in Economics from George Washington University in 1989.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth certain information regarding the beneficial ownership of shares of Common Stock, as of the Record Date, by each owner of more than 5% of the outstanding shares of Common Stock, based upon information contained in the Fund's proxy statement (except that information with regard to the Soliciting Shareholder reflects the number of shares of Common Stock beneficially owned by the Soliciting Shareholder as of the Record Date and is more current than the information contained in the Fund's proxy statement).

Name and Address of Beneficial/       Amount of Beneficial/     Percentage of
            Record                   Owner Record Ownership  Outstanding Shares
-------------------------------      ----------------------  ------------------

        (Record Owner)
Cede & Co., as nominee for             15,073,886 shares           98.7%
  The Depository Trust Company
P.O. Box 20
Bowling Green Station
New York, NY  10004

     (Beneficial Owners)
State Street Bank & Trust Co.          3,192,700 shares            20.9%
Global Corporate Action Dept.
JAB5W
P.O. Box 1631
Boston, MA  01201-1631

Chase Manhattan Bank                   3,070,026 shares            20.1%
4 New York Plaza
New York, NY  10004

Bankgesellschaft Berlin AG             2,409,200 shares            15.8%
Alexanderplatz 2
D-10178 Berlin
Germany

President and Fellows of Harvard       2,027,400 shares            13.3%
College
c/o Harvard Management Co., Inc.
600 Atlantic Ave.
Boston, MA 02210

Lazard Freres Asset Management         1,590,900 shares            10.4%
30 Rockefeller Plaza
New York, NY 10112

Brown Brothers Harriman & Co.          1,030,591 shares            6.7%
63 Wall Street
New York, NY  10005

Tattersall Advisory Group               836,700 shares             5.5%
6620 West Broad Street
Richmond, VA 23230

                                THE SOLICITATION

The Soliciting Shareholder has retained ChaseMellon Consulting Services to assist and to provide advisory services in connection with this proxy solicitation, for which ChaseMellon will be paid a fee based on the number of hours devoted to the proxy solicitation and will be reimbursed for out-of -pocket expenses. The Soliciting Shareholder will indemnify ChaseMellon against certain liabilities and expenses in connection with this proxy solicitation, including liabilities under the federal securities laws. Other than Messrs. Melville and Sell, no officers, directors or employees of the Soliciting Shareholder will solicit proxies.

Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward this Proxy Statement and the accompanying [BLUE] proxy card to the beneficial owner of shares of Common Stock for whom they hold of record and the Soliciting Shareholder will reimburse them for their reasonable out-of-pocket expenses.

The expenses related to this proxy solicitation will be borne by the Soliciting Shareholder. The Soliciting Shareholder estimates that the total amount of expenses to be incurred by it in this proxy solicitation will be approximately $25,000. Expenses to date have been approximately $1,000.

If you have any questions concerning this Proxy Statement or the procedures to be followed to execute and deliver a proxy, please contact:

                         ChaseMellon Consulting Services
                            44 Wall Street, 7th Floor
                            New York, New York 10005
                                 1-888-867-6168


                                OTHER INFORMATION

According to the Fund's Proxy Statement, stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 2001 must be received by the Fund on or before November 17, 2000 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. For a stockholder proposal which is not included in the Fund's proxy statement to be considered timely, it must be received by the Fund at least 15 days before the Fund's Annual Meeting of Stockholders in 2001.

Dated:  April ___, 2000

                                                                       EXHIBIT 1

                  ALL SECURITIES OF THE FUND PURCHASED OR SOLD
             WITHIN THE PAST TWO YEARS BY THE SOLICITING SHAREHOLDER

         Except as disclosed in this Proxy Statement, neither the Soliciting Shareholder nor its nominees for election to the Board of Directors of the Fund has, or had, any interest, director or indirect, by security holdings or otherwise, in the Fund. The following table sets for the certain information with respect to purchases of shares of Common Stock by the Soliciting Shareholder. Neither Mr. Melville nor Mr. Sell owns any shares of Common Stock or has purchased any shares during the last two years. Neither the Soliciting Shareholder nor either of its two nominees for election to the Board of Directors of the Fund (Messrs. Melville and Sell) has sold any shares of Common Stock in the last two years.

         Purchases of Shares of Common Stock by the Soliciting Shareholder
         -----------------------------------------------------------------

      Date                                            Number of Shares Purchased
      ----                                            --------------------------

      May 15, 1998                                                  4,100
      May 18, 1998                                                 20,000
      May 26, 1998                                                 10,000
      May 28, 1998                                                  3,000
      May 29, 1998                                                 30,000
      June 2, 1998                                                 20,000
      June 16, 1998                                                10,000
      June 17, 1998                                                50,000
      June 18, 1998                                                 7,000
      June 19, 1998                                                 3,000
      June 23, 1998                                                74,600
      June 24, 1998                                               100,000
      August 24, 1998                                              50,000
      August 25, 1998                                              10,000
      August 27, 1998                                              48,100
      August 28, 1998                                              10,000
      August 31, 1998                                             294,000
      September 1, 1998                                           474,600
      September 2, 1998                                            32,500
      September 3, 1998                                            55,200
      September 4, 1998                                            25,000
      September 9, 1998                                           163,600
      April 8, 1999                                                10,000
      April 9, 1999                                                10,000
      April 30, 1999                                               54,500
      May 17, 1999                                                  7,300
      May 25, 1999                                                 40,000
      June 8, 1999                                                 13,700
      June 9, 1999                                                  7,500

      Date                                            Number of Shares Purchased
      ----                                            --------------------------

      June 10, 1999                                                10,000
      June 14, 1999                                                10,000
      June 18, 1999                                                   400
      June 21                                                      10,000
      June 23, 1999                                                80,500
      July 8, 1999                                                 39,400
      July 14, 1999                                                 1,000
      July 27, 1999                                                 8,100
      July 29, 1999                                                69,400
      July 30, 1999                                                 7,800
      August 3, 1999                                               25,000
      August 4, 1999                                                  200
      August 9, 1999                                                  600
      August 10, 1999                                              30,000
      August 12, 1999                                              20,300
      August 16, 1999                                              31,600
      August 19, 1999                                              10,100
      August 23, 1999                                              75,200
      August 24, 1999                                               9,300
      August 30, 1999                                               5,000
      August 31, 1999                                               1,000
      October 7, 1999                                               1,500
      October 25, 1999                                              4,000
      November 2, 1999                                             25,000
      November 4, 1999                                             30,000
      November 9, 1999                                             21,400
      November 11,1999                                             52,700
      November 15, 1999                                            50,000
      November 16, 1999                                            51,200
      December 8, 1999                                             10,000
      December 17, 1999                                            20,100
      January 7, 2000                                              20,000
      January 12, 2000                                              5,000
      January 13, 2000                                              3,000
      January 20, 2000                                             49,300
      January 21, 2000                                              2,500
      January 28, 2000                                              5,200
      February 4, 2000                                             12,600
      February 7, 2000                                              2,000
      February 8, 2000                                              4,100
      February 9, 2000                                             26,300
      February 11, 2000                                             5,800

      Date                                            Number of Shares Purchased
      ----                                            --------------------------

      February 14, 2000                                            39,600
      February 23, 2000                                            22,900

                                   PROXY CARD
  PROXY SOLICITED IN OPPOSITION TO THE BOARD OF DIRECTORS OF THE FRANCE GROWTH
                    FUND, INC. BY BANKGESELLSCHAFT BERLIN AG
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 26, 2000


         The undersigned hereby appoints GREGORY L. MELVILLE and MORITZ A. SELL, and each of them, as the undersigned's proxies, with full power of substitution, to attend the Annual Meeting of Stockholders of THE FRANCE GROWTH FUND, INC. (the "Fund") to be held at the offices of PaineWebber, Inc., 14th Floor Board Room, 1285 Avenue of the Americas, New York, New York 10019 on Wednesday, April 26, 2000, at 2:00 p.m., New York City time, and any adjournment(s) or postponement(s) thereof, and to vote on all matters that may come before such meeting the number of shares that the undersigned would be entitled to vote, with all the power that the undersigned would possess if present in person, as follows:

1.  ELECTION OF DIRECTORS
    FOR ALL NOMINEES LISTED BELOW. [ ]
    (EXCEPT AS INDICATED TO THE CONTRARY BELOW)

    WITHHOLD AUTHORITY         [ ]
    TO VOTE FOR ALL NOMINEES LISTED BELOW

  GREGORY L. MELVILLE, MORITZ A. SELL, THOMAS C. BARRY and WALTER J.P. CURLEY

If you wish to withhold authority to vote for the election of any individual nominee, write the name of that nominee below.

--------------------------------------------------------------------------------

2. To ratify the selection by the Board of Directors of the Fund of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2000.

                    FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

3. To consider and act upon a stockholder proposal with respect to ensuring Fund shares can trade at net asset value.

                    FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

4. To consider and act upon a stockholder proposal with respect to conducting a tender offer for Fund shares.

                    FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

               IMPORTANT -- PLEASE SIGN AND DATE THE REVERSE SIDE

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, AND ANY AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, AS PROVIDED IN THE PROXY STATEMENT PROVIDED HEREWITH.

SHARES WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE IN ITEM 1 AND THIS PROXY WILL ABSTAIN FROM VOTING ON PROPOSALS 2, 3 AND 4. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT DATED ____________, 2000 OF BANKGESELLSCHAFT BERLIN AG. THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE EXECUTED BY THE UNDERSIGNED RELATING TO THE SUBJECT MATTER HEREOF AND CONFIRMS ALL THAT THE PROXIES MAY LAWFULLY DO BY VIRTUE HEREOF.

                        (IMPORTANT-- PLEASE FILL IN DATE)

This proxy card is provided by Bankgesellschaft Berlin AG, a shareholder of the Fund.


                                       SIGNATURE(S)

                                       -----------------------------------------
                                       Dated:

                                       -----------------------------------------
                                       Please sign exactly as your name appears hereon or on proxy cards previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person.

                                       Please sign as registered and return
                                       promptly in the enclosed envelope.
                                       Executors, trustees and others signing in a representative capacity should include their names and the capacity in which they sign.